Sensitivites	12 Months Ended
Mar. 31, 2018
Disclosure of sensitivity analysis for actuarial assumptions [abstract]
Sensitivities
Financial risk management

Our activities expose us to a variety of financial risks including currency risk, interest rate risk, commodity price risk, credit risk, capital risk and liquidity risk. Our risk management programme focuses on the unpredictability of financial markets and seeks to minimise potential volatility of financial performance from these risks. We use financial instruments, including derivative financial instruments, to manage risks of this type.

This note describes our approach to managing risk, including an analysis of assets and liabilities by currency type and an analysis of interest rate category for our net debt. We are required by accounting standards to also include a number of specific disclosures (such as a maturity analysis of contractual undiscounted cash flows) and have included these requirements below.

Risk management related to financing activities is carried out by a central treasury department under policies approved by the Finance Committee of the Board. The objective of the treasury department is to manage funding and liquidity requirements, including managing associated financial risks, to within acceptable boundaries. The Finance Committee provides written principles for overall risk management, as well as written policies covering specific areas such as foreign exchange risk, interest rate risk, credit risk, liquidity risk, use of derivative financial instruments and non-derivative financial instruments, and investment of excess liquidity.

We have exposure to the following risks, which are described in more detail below:

•	credit risk;

•	liquidity risk;

•	interest rate risk;

•	currency risk; and

•	capital risk.
30. Financial risk management continued

(a) Credit risk
We are exposed to the risk of loss resulting from counterparties’ default on their commitments including failure to pay or make a delivery on a contract. This risk is inherent in our commercial business activities. We are exposed to credit risk on our cash and cash equivalents, derivative financial instruments, deposits with banks and financial institutions, as well as credit exposures to wholesale and retail customers, including outstanding receivables and committed transactions.

Treasury credit risk
Counterparty risk arises from the investment of surplus funds and from the use of derivative financial instruments. As at 31 March 2018, the following limits were in place for investments held with banks and financial institutions:

	Maximum limit £m	Long-term limit £m
Triple ‘A’ G7 sovereign entities (AAA)	1,853	927
Triple ‘A’ vehicles (AAA)	500	—
Triple ‘A’ range institutions and non G7 sovereign entities (AAA)	1,011	506
Double ‘A+’ G7 sovereign entities (AA+)	1,685	843
Double ‘A’ range institutions (AA)	674 to 843	337 to 421
Single ‘A’ range institutions (A)	236 to 337	118 to 169

The maximum limit applies to all transactions, including long-term transactions. The long-term limit applies to transactions which mature in more than 12 months’ time.

As at 31 March 2017 and 2018, we had a number of exposures to individual counterparties. In accordance with our treasury policies, counterparty credit exposure utilisations are monitored daily against the counterparty credit limits. Counterparty credit ratings and market conditions are reviewed continually with limits being revised and utilisation adjusted, if appropriate. Management does not expect any significant losses from non performance by these counterparties.

Commodity credit risk
The credit policy for US-based commodity transactions is owned by the Finance Committee to the Board, which establishes controls and procedures to determine, monitor and minimise the credit exposure to counterparties. Authority to administer the policy has been delegated to the Energy Procurement Risk Management Committee by the Board and the Executive Committee.

Wholesale and retail credit risk
Our principal commercial exposure in the UK is governed by the credit rules within the regulated codes: Uniform Network Code and Connection and Use of System Code. These set out the level of credit relative to the RAV for each credit rating. In the US, we are required to supply electricity and gas under state regulations. Our credit policies and practices are designed to limit credit exposure by collecting security deposits prior to providing utility services, or after utility service has commenced if certain applicable regulatory requirements are met. Collection activities are managed on a daily basis. Sales to retail customers are usually settled in cash, cheques, electronic bank payments or by using major credit cards. We are committed to measuring, monitoring, minimising and recording counterparty credit risk in our wholesale business. The utilisation of credit limits is regularly monitored and collateral is collected against these accounts when necessary. Management does not expect any significant losses of receivables that have not been provided for as shown in note 18.
30. Financial risk management continued

(a) Credit risk continued
Offsetting financial assets and liabilities
The following tables set out our financial assets and liabilities which are subject to offset and to enforceable master netting arrangements or similar agreements. The tables show the amounts which are offset and reported net in the statement of financial position. Amounts which cannot be offset under IFRS, but which could be settled net under terms of master netting agreements if certain conditions arise, and with collateral received or pledged, are shown to present National Grid’s net exposure.

Financial assets and liabilities on different transactions are only reported net if the transactions are with the same counterparty, a currently enforceable legal right of offset exists and the cash flows are intended to be settled on a net basis.

Amounts which do not meet the criteria for offsetting on the statement of financial position, but could be settled net in certain circumstances, principally relate to derivative transactions under ISDA agreements where each party has the option to settle amounts on a net basis in the event of default of the other party.

Commodity contract derivatives that have not been offset on the balance sheet may be settled net in certain circumstances under ISDA or NAESB (North American Energy Standards Board) agreements.

National Grid has similar arrangements in relation to bank account balances and bank overdrafts, and trade payables and trade receivables which are subject to general terms and conditions. However, these balances are immaterial.

				Related amounts available to be offset but not offset in statement of financial position
At 31 March 2018	Gross carrying amounts £m	Gross amounts offset £m	Net amount presented in statement of financial position £m	Financial instruments £m	Cash collateral received/ pledged £m	Net amount £m
Assets
Financing derivatives	1,545	—	1,545	(523)	(772)	250
Commodity contract derivatives	69	—	69	(16)	—	53
Further Acquisition Agreement derivative[1]	110	—	110	—	—	110
	1,724	—	1,724	(539)	(772)	413
Liabilities
Financing derivatives	(945)	—	(945)	523	326	(96)
Commodity contract derivatives	(116)	—	(116)	16	7	(93)
	(1,061)	—	(1,061)	539	333	(189)

	663	—	663	—	(439)	224

1.	The Group held a put/call option as at 31 March 2017. The fair value was £nil.

				Related amounts available to be offset but not offset in statement of financial position
At 31 March 2017	Gross carrying amounts £m	Gross amounts offset £m	Net amount presented in statement of financial position £m	Financial instruments £m	Cash collateral received/ pledged £m	Net amount £m
Assets
Financing derivatives	1,707	—	1,707	(718)	(692)	297
Commodity contract derivatives	106	—	106	(25)	—	81
	1,813	—	1,813	(743)	(692)	378
Liabilities
Financing derivatives	(2,223)	—	(2,223)	718	1,230	(275)
Commodity contract derivatives	(170)	—	(170)	25	18	(127)
	(2,393)	—	(2,393)	743	1,248	(402)

	(580)	—	(580)	—	556	(24)
30. Financial risk management continued

(b) Liquidity risk
Our policy is to determine our liquidity requirements by the use of both short-term and long-term cash flow forecasts. These forecasts are supplemented by a financial headroom analysis which is used to assess funding requirements for at least a 24-month period and maintain adequate liquidity for a continuous 12-month period.

We believe our contractual obligations, including those shown in commitments and contingencies in note 28 can be met from existing cash and investments, operating cash flows and other financings that we reasonably expect to be able to secure in the future, together with the use of committed facilities if required.

Our debt agreements and banking facilities contain covenants, including those relating to the periodic and timely provision of financial information by the issuing entity and financial covenants such as restrictions on the level of subsidiary indebtedness. Failure to comply with these covenants, or to obtain waivers of those requirements, could in some cases trigger a right, at the lender’s discretion, to require repayment of some of our debt and may restrict our ability to draw upon our facilities or access the capital markets.

The following is an analysis of the contractual undiscounted cash flows payable under financial liabilities and derivative assets and liabilities as at the reporting date:

At 31 March 2018	Less than 1 year £m	1 to 2 years £m	2 to 3 years £m	More than 3 years £m	Total £m
Non-derivative financial liabilities
Borrowings, excluding finance lease liabilities	(4,099)	(1,642)	(2,325)	(18,023)	(26,089)
Interest payments on borrowings[1]	(730)	(692)	(629)	(12,897)	(14,948)
Finance lease liabilities	(60)	(60)	(45)	(148)	(313)
Other non interest-bearing liabilities	(2,840)	(359)	—	—	(3,199)
Derivative financial liabilities
Derivative contracts – receipts	1,069	601	130	250	2,050
Derivative contracts – payments	(890)	(263)	(188)	(529)	(1,870)
Commodity contract derivatives	(80)	(33)	(26)	1	(138)
	(7,630)	(2,448)	(3,083)	(31,346)	(44,507)

At 31 March 2017	Less than 1 year £m	1 to 2 years £m	2 to 3 years £m	More than 3 years £m	Total £m
Non-derivative financial liabilities
Borrowings, excluding finance lease liabilities	(5,142)	(1,864)	(1,750)	(19,245)	(28,001)
Interest payments on borrowings[1]	(767)	(707)	(670)	(12,975)	(15,119)
Finance lease liabilities	(66)	(58)	(61)	(183)	(368)
Other non interest-bearing liabilities	(2,989)	(260)	—	—	(3,249)
Derivative financial liabilities
Derivative contracts – receipts	571	961	572	234	2,338
Derivative contracts – payments	(1,551)	(959)	(304)	(610)	(3,424)
Commodity contract derivatives	(15)	(18)	(8)	—	(41)
	(9,959)	(2,905)	(2,221)	(32,779)	(47,864)

1.
The interest on borrowings is calculated based on borrowings held at 31 March without taking account of future issues. Floating rate interest is estimated using a forward interest rate curve as at 31 March. Payments are included on the basis of the earliest date on which the Company can be required to settle.

(c) Interest rate risk
National Grid’s interest rate risk arises from our long-term borrowings. Borrowings issued at variable rates expose National Grid to cash flow interest rate risk, partially offset by cash held at variable rates. Borrowings issued at fixed rates expose National Grid to fair value interest rate risk.

Our interest rate risk management policy is to seek to minimise total financing costs (being interest costs and changes in the market value of debt) subject to constraints. We do this by using fixed and floating rate debt and derivative financial instruments including interest rate swaps, swaptions and forward rate agreements.

We hold some borrowings on issue that are inflation linked. We believe that these provide a partial economic offset to the inflation risk associated with our UK inflation linked revenues.

The table in note 20 sets out the carrying amount, by contractual maturity, of borrowings that are exposed to interest rate risk before taking into account interest rate swaps.
30. Financial risk management continued

(c) Interest rate risk continued
During 2018 and 2017, net debt was managed using derivative financial instruments to hedge interest rate risk as follows:

	2018					2017
	Fixed rate £m	Floating rate £m	Inflation linked £m	Other[1] £m	Total £m	Fixed rate £m	Floating rate £m	Inflation linked £m	Other[1] £m	Total £m
Cash and cash equivalents	—	302	—	27	329	940	199	—	—	1,139
Financial investments	31	2,625	—	38	2,694	44	8,691	—	6	8,741
Borrowings	(16,144)	(3,191)	(7,290)	—	(26,625)	(17,681)	(3,917)	(7,040)	—	(28,638)
Pre-derivative position	(16,113)	(264)	(7,290)	65	(23,602)	(16,697)	4,973	(7,040)	6	(18,758)
Derivative effect	1,735	(1,237)	102	—	600	1,424	(1,785)	(155)	—	(516)
Net debt position	(14,378)	(1,501)	(7,188)	65	(23,002)	(15,273)	3,188	(7,195)	6	(19,274)

1.	Represents financial instruments which are not directly affected by interest rate risk, such as investments in equity or other similar financial instruments.

(d) Currency risk
National Grid operates internationally and is exposed to foreign exchange risk arising from various currency exposures, primarily with respect to the US dollar. Foreign exchange risk arises from future commercial transactions, recognised assets and liabilities, and investments in foreign operations.

Our policy for managing foreign exchange transaction risk is to hedge contractually committed foreign currency cash flows over a prescribed minimum size. Where foreign currency cash flow forecasts are less certain, our policy is to hedge a proportion of such cash flows. Instruments used to manage foreign exchange transaction risk include foreign exchange forward contracts and foreign exchange swaps.

Our policy for managing foreign exchange translation risk relating to our net investment in foreign operations is to maintain cross-currency swaps and foreign exchange forwards so as to provide an economic offset. The primary managed foreign exchange exposure arises from the dollar denominated assets and liabilities held by our US operations, with a further small euro exposure in respect of joint venture investments.

During 2018 and 2017, derivative financial instruments were used to manage foreign currency risk as follows:

	2018					2017
	Sterling £m	Euro £m	Dollar £m	Other £m	Total £m	Sterling £m	Euro £m	Dollar £m	Other £m	Total £m
Cash and cash equivalents	294	2	33	—	329	1,110	—	29	—	1,139
Financial investments	1,471	69	1,125	29	2,694	6,824	98	1,753	66	8,741
Borrowings	(10,912)	(3,794)	(11,068)	(851)	(26,625)	(11,099)	(5,373)	(10,729)	(1,437)	(28,638)
Pre-derivative position	(9,147)	(3,723)	(9,910)	(822)	(23,602)	(3,165)	(5,275)	(8,947)	(1,371)	(18,758)
Derivative effect	3,748	3,793	(7,992)	1,051	600	2,310	6,241	(10,708)	1,641	(516)
Net debt position	(5,399)	70	(17,902)	229	(23,002)	(855)	966	(19,655)	270	(19,274)

The exposure to dollars largely relates to our net investment hedge activities; exposure to euros largely relates to hedges for our future non-sterling capital expenditure as described in note 16.

The currency exposure on other financial instruments is as follows:

	2018					2017
	Sterling £m	Euro £m	Dollar £m	Other £m	Total £m	Sterling £m	Euro £m	Dollar £m	Other £m	Total £m
Trade and other receivables	253	—	1,528	—	1,781	83	—	1,660	—	1,743
Trade and other payables	(1,124)	—	(1,793)	—	(2,917)	(1,209)	—	(1,795)	—	(3,004)
Other non-current liabilities	(144)	—	(254)	—	(398)	(100)	—	(315)	—	(415)

The carrying amounts of other financial instruments are denominated in the above currencies, which in most instances are the functional currency of the respective subsidiaries. Our exposure to dollars is due to activities in our US subsidiaries. We do not have any other significant exposure to currency risk on these balances.

30. Financial risk management continued

(e) Capital risk management
The capital structure of the Group consists of shareholders’ equity, as disclosed in the consolidated statement of changes in equity, and net debt (note 27). National Grid’s objectives when managing capital are: to safeguard our ability to continue as a going concern; to remain within regulatory constraints of our regulated operating companies; and to maintain an efficient mix of debt and equity funding thus achieving an optimal capital structure and cost of capital. We regularly review and manage the capital structure as appropriate in order to achieve these objectives.

Maintaining appropriate credit ratings for our operating and holding companies is an important aspect of our capital risk management strategy and balance sheet efficiency. As noted on page 24, we monitor our balance sheet efficiency using several metrics including retained cash flow/net debt (RCF), interest cover and gearing. Retained cash flow/net debt and interest cover for the Group for the year ended 31 March 2018 were 9.7% (2017: 14.9%) and 4.4 (2017: 5.0) respectively. We believe these are consistent with the current credit ratings for National Grid plc and the main operating companies within the Group, based on guidance from the rating agencies.

We monitor the RAV gearing within each of NGET and the regulated transmission businesses within NGG. This is calculated as net debt expressed as a percentage of RAV, and indicates the level of debt employed to fund our UK regulated businesses. It is compared with the level of RAV gearing indicated by Ofgem as being appropriate for these businesses, at around 60% to 62.5%. We also monitor net debt as a percentage of rate base for our US operating companies, comparing this with the allowed rate base gearing inherent within each of our agreed rate plans.

The majority of our regulated operating companies in the US and the UK are subject to certain restrictions on the payment of dividends by administrative order, contract and/or licence. The types of restrictions that a company may have that would prevent a dividend being declared or paid unless they are met include:

•	dividends must be approved in advance by the relevant US state regulatory commission;

•	the subsidiary must have at least two recognised rating agency credit ratings of at least investment grade;

•	dividends must be limited to cumulative retained earnings, including pre-acquisition retained earnings;

•
National Grid plc must maintain an investment grade credit rating and if that rating is the lowest investment grade bond rating it cannot have a negative watch/review for downgrade notice by a credit rating agency;

•	the subsidiary must not carry on any activities other than those permitted by the licences;

•	the subsidiary must not create any cross-default obligations or give or receive any intra-group cross-subsidies; and

•	the percentage of equity compared with total capital of the subsidiary must remain above certain levels.

There is a further restriction relating only to the Narragansett Electric Company, which is required to maintain its consolidated net worth above certain levels.

These restrictions are subject to alteration in the US as and when a new rate case or rate plan is agreed with the relevant regulatory bodies for each operating company and in the UK through the normal licence review process.

As most of our business is regulated, at 31 March 2018 the majority of our net assets are subject to some of the restrictions noted above. These restrictions are not considered to be significantly onerous, nor do we currently expect they will prevent the planned payment of dividends in future in line with our dividend policy.

Some of our regulatory and bank loan agreements additionally impose lower limits for the long-term credit ratings that certain companies within the Group must hold. All the above requirements are monitored on a regular basis in order to ensure compliance. The Group has complied with all externally imposed capital requirements to which it is subject.

(f) Fair value analysis
Included in the statement of financial position are financial instruments which have been measured at fair value. These fair values can be categorised into hierarchy levels that are representative of the inputs used in measuring the fair value. The best evidence of fair value is a quoted price in an actively traded market. In the event that the market for a financial instrument is not active, a valuation technique is used.

	2018				2017
	Level 1 £m	Level 2 £m	Level 3 £m	Total £m	Level 1 £m	Level 2 £m	Level 3 £m	Total £m
Assets
Investments – available-for-sale	2,406	310	5	2,721	7,717	315	5	8,037
Investments – joint ventures and associates	—	—	79	79	—	—	41	41
Financing derivatives	—	1,544	1	1,545	—	1,692	15	1,707
Commodity contract derivatives	—	8	61	69	—	22	84	106
Further Acquisition Agreement derivative	—	—	110	110	—	—	—	—
	2,406	1,862	256	4,524	7,717	2,029	145	9,891
Liabilities
Financing derivatives	—	(725)	(220)	(945)	—	(1,743)	(480)	(2,223)
Commodity contract derivatives	—	(54)	(62)	(116)	—	(70)	(100)	(170)
	—	(779)	(282)	(1,061)	—	(1,813)	(580)	(2,393)
	2,406	1,083	(26)	3,463	7,717	216	(435)	7,498

Level 1:	Financial instruments with quoted prices for identical instruments in active markets.

Level 2:
Financial instruments with quoted prices for similar instruments in active markets or quoted prices for identical or similar instruments in inactive markets, and financial instruments valued using models where all significant inputs are based directly or indirectly on observable market data.

Level 3:	Financial instruments valued using valuation techniques where one or more significant inputs are based on unobservable market data.
30. Financial risk management continued

(f) Fair value analysis continued
Our level 3 derivative financial instruments include cross-currency swaps, inflation linked swaps and equity options, all of which are traded on illiquid markets. In valuing these instruments we use in-house valuation models and obtain external valuations to support each reported fair value.

Our level 3 commodity contract derivatives primarily consist of our forward purchases of electricity and gas where pricing inputs are unobservable, as well as other complex transactions. Complex transactions can introduce the need for internally developed models based on reasonable assumptions. Industry standard valuation techniques such as the Black-Scholes pricing model and Monte Carlo simulation are used for valuing such instruments. Level 3 is also applied in cases when optionality is present or where an extrapolated forward curve is considered unobservable. We consider forward curves to be unobservable if observed market transactions differ from the curve by more than 5%.

Our level 3 investments include investments in associates relating to Sunrun Neptune Investor 2016 LLC, accounted at fair value (see note 15), and £5 million Series B preferred stocks in Enbala Holdings, Inc., accounted for as an available-for-sale investment. The Group is also party to the Further Acquisition Agreement (FAA) which contains a put/call option over 14% of the loan and equity it holds in Cadent (through its investment in Quadgas HoldCo Limited). The FAA is a derivative, which is accounted for at fair value, and the assumptions which are used to determine fair value are specific to the contract and not readily observable in active markets. The fair value of the option is £110 million (2017: £nil).

The changes in value of our level 3 derivative financial instruments are as follows:

	Financing derivatives/ Further Acquisition Agreement derivative		Commodity contract derivatives		Investments in associates and available-for-sale investments		Total
	2018	2017	2018	2017	2018	2017	2018	2017
	£m	£m	£m	£m	£m	£m	£m	£m
At 1 April	(465)	(196)	(16)	(27)	46	—	(435)	(223)
Net gains/(losses) for the year[1,2]	125	(35)	8	(2)	—	—	133	(37)
Purchases	—	—	27	15	41	46	68	61
Settlements	231	—	(20)	(2)	(3)	—	208	(2)
Reclassification into level 3	—	(234)	—	—	—	—	—	(234)
At 31 March	(109)	(465)	(1)	(16)	84	46	(26)	(435)

1.
Gain of £125 million (2017: £35 million loss) is attributable to derivative financial instruments held at the end of the reporting period and has been recognised in finance costs in the income statement.

2.	Gain of £35 million (2017: £21 million loss) is attributable to commodity contract derivative financial instruments held at the end of the reporting period.

The impacts on a post-tax basis of reasonably possible changes in significant level 3 assumptions are as follows:

	Financing derivatives		Commodity contract derivatives
	2018	2017	2018	2017
	£m	£m	£m	£m
10% increase in commodity prices[1]	—	—	(1)	1
10% decrease in commodity prices[1]	—	—	3	—
Volume forecast uplift[2]	—	—	—	(1)
Volume forecast reduction[2]	—	—	—	1
+10% market area price change	—	—	(6)	(13)
-10% market area price change	—	—	5	9
+20 basis points change in Limited Price Inflation (LPI) market curve[3]	(84)	(93)	—	—
-20 basis points change in LPI market curve[3]	82	88	—	—

1.	Level 3 commodity price sensitivity is included within the sensitivity analysis disclosed in note 33.

2.	Volumes were flexed using maximum and minimum historical averages, or by >10% where historical averages were not available.

3.	A reasonably possible change in assumption of other level 3 derivative financial instruments is unlikely to result in a material change in fair values.

The impacts disclosed above were considered on a contract by contract basis with the most significant unobservable inputs identified. The level 3 investments were acquired in the period on market terms and sensitivity is considered insignificant at 31 March 2018. A 50 basis point change in the discount rate is used to determine the sensitivity of the fair value of our investment in Sunrun Neptune 2016 LLC. A 50 basis point increase/(decrease) would (decrease)/increase the fair value by £(5) million/£6 million (2017: £(8) million/£8 million) respectively.

A 5 percentage point decrease in the offer price received from Quadgas Investments BidCo Limited on 30 April 2018 applied in valuing the FAA would increase the fair value by approximately £39 million.
Sensitivities

In order to give a clearer picture of the impact on our results or financial position of potential changes in significant estimates and assumptions, the following sensitivities are presented. These sensitivities are hypothetical, as they are based on assumptions and conditions prevailing at the year-end, and should be used with caution. The effects provided are not necessarily indicative of the actual effects that would be experienced because our actual exposures are constantly changing.

The sensitivities in the tables below show the potential impact in the income statement (and consequential impact on net assets) for a reasonably possible range of different variables each of which have been considered in isolation (i.e. with all other variables remaining constant). There are a number of these sensitivities which are mutually exclusive and therefore if one were to happen, another would not, meaning a total showing how sensitive our results are to these external factors is not meaningful.

The sensitivities included in the tables below broadly have an equal and opposite effect if the sensitivity increases or decreases by the same amount unless otherwise stated.

(a) Sensitivities on areas of estimation uncertainty
The table below sets out the sensitivity analysis for each of the areas of estimation uncertainty set out in note 1E. These estimates are those that have a significant risk of resulting in a material adjustment to the carrying values of assets and liabilities in the next year.

	2018		2017
	Income statement £m	Net assets £m	Income statement £m	Net assets £m
Pensions and other post-retirement benefits[1] (pre-tax):
UK discount rate change of 0.5%[2]	8	1,075	9	1,305
US discount rate change of 0.5%[2]	15	623	17	669
UK RPI rate change of 0.5%[3]	5	965	8	1,114
UK long-term rate of increase in salaries change of 0.5%[4]	—	61	2	80
US long-term rate of increase in salaries change of 0.5%	3	44	3	51
UK change of one year to life expectancy at age 65	2	588	2	673
US change of one year to life expectancy at age 65	4	359	4	365
Assumed US healthcare cost trend rates change of 1%	31	448	37	510

Environmental provision:
10% change in estimated future cash flows	154	154	175	175
0.5% change in discount rate	56	56	67	67

1.	The changes shown are a change in the annual pension or other post-retirement benefit service charge and change in the defined benefit obligations.

2.
A change in the discount rate is likely to occur as a result of changes in bond yields and as such would be expected to be offset to a significant degree by a change in the value of the bond assets held by the plans.

3.	The projected impact resulting from a change in RPI reflects the underlying effect on pensions in payment, pensions in deferment and resultant increases in salary assumptions.

4.	This change has been applied to both the pre 1 April 2014 and post 1 April 2014 rate of increase in salary assumption.

Pensions and other post-retirement benefits assumptions
Sensitivities have been prepared to show how the defined benefit obligations and annual service costs could potentially be impacted by changes in the relevant actuarial assumption that were reasonably possible as at 31 March 2018. In preparing sensitivities the potential impact has been calculated by applying the change to each assumption in isolation and assuming all other assumptions remain unchanged. This is with the exception of RPI in the UK where the corresponding change to increases to pensions in payment, increases to pensions in deferment and increases in salary is recognised.

33. Sensitivities continued

(b) Sensitivities on financial instruments
We are further required to show additional sensitivity analysis under IFRS 7 and these are shown separately in the subsequent table due to the additional assumptions that are made in order to produce meaningful sensitivity disclosures.

Our financial instruments are sensitive to changes in market variables, being UK and US interest rates, the UK RPI and the dollar to sterling exchange rate. The changes in market variables impact the valuation of our borrowings, deposits, derivative financial instruments and commodity contract derivatives. The analysis illustrates the sensitivity of our financial instruments to reasonably possible changes in market variables.

The following main assumptions were made in calculating the sensitivity analysis for continuing operations:

•
the amount of net debt, the ratio of fixed to floating interest rates of the debt and derivatives portfolio, and the proportion of financial instruments in foreign currencies are all constant and on the basis of the hedge designations in place at 31 March 2018 and 2017 respectively;

•
the statement of financial position sensitivity to interest rates relates only to derivative financial instruments and available-for-sale investments, as debt and other deposits are carried at amortised cost and so their carrying value does not change as interest rates move;

•	the sensitivity of accrued interest to movements in interest rates is calculated on net floating rate exposures on debt, deposits and derivative instruments;

•	changes in the carrying value of derivatives from movements in interest rates of designated cash flow hedges are assumed to be recorded fully within equity; and

•
changes in the carrying value of derivative financial instruments designated as net investment hedges from movements in interest rates are recorded in the income statement as they are designated using the spot rather than the forward translation method. The impact of movements in the dollar to sterling exchange rate are recorded directly in equity.

	2018		2017
	Income statement £m	Other equity reserves £m	Income statement £m	Other equity reserves £m
Financial risk (post-tax)[1]:
UK RPI change of 0.5%[2]	30	—	28	—
UK interest rates change of 0.5%	43	26	64	35
US interest rates change of 0.5%	39	17	61	22
US dollar exchange rate change of 10%[3]	48	479	46	604

1.	Excludes sensitivities to the Further Acquisition Agreement derivative. Further details on sensitivities are provided in note 30(f).

2.	Excludes sensitivities to LPI curve. Further details on sensitivities are provided in note 30(f).

3.
The other equity reserves impact does not reflect the exchange translation in our US subsidiaries’ net assets. It is estimated this would change by £1,040 million (2017: £988 million) in the opposite direction if the dollar exchange rate changed by 10%.

Additional sensitivities in respect to commodity price risk and to our derivative fair values are as follows:

	2018		2017
	Income statement £m	Net assets £m	Income statement £m	Net assets £m
Commodity risk[1] (post-tax):
10% increase in commodity prices	23	23	28	28
10% decrease in commodity prices	(23)	(23)	(29)	(29)

Assets and liabilities carried at fair value (pre-tax)[2]:
10% fair value change in derivative financial instruments[3]	60	60	(52)	(52)
10% fair value change in commodity contract derivative liabilities	(5)	(5)	(6)	(6)

1.	Represents potential impact on fair values of commodity contract derivatives only.

2.	Excludes sensitivities to the Further Acquisition Agreement derivative. Further details on sensitivities are provided in note 30(f).

3.	The effect of a 10% change in fair value assumes no hedge accounting.